FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 25, 2003

                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-6
             (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on August 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.52)         August 25, 2003 - Information on Distribution to
                                         Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date: September 9, 2003            By: /s/ Joseph T. Jurkowski Jr.
                                       Joseph T. Jurkowski Jr.
                                       Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


  (28.52)                August 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.52


                  August 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-6



               Original           Beginning         Pass Thru        Principal        Interest          Total          Ending Cert./
 Class         Balance            Cert. Bal.           Rate          Dist. Amt.      Dist. Amt.         Dist.          Notional Bal.
------------------------------------------------------------------------------------------------------------------------------------
A-I        $104,596,000.00     $18,621,999.30      4.71017000%      $899,828.55     $73,093.99        $972,922.54     $17,722,170.75
A-II         55,407,900.00      14,648,705.46      5.06581000%       258,197.30      61,839.63         320,036.93      14,390,508.16
A-III        47,237,500.00       9,750,608.27      5.09068000%       615,282.13      41,364.36         656,646.49       9,135,326.14
A-IV         28,018,400.00       5,933,834.07      4.64947000%        24,807.93      22,990.99          47,798.92       5,909,026.14
A-V          29,173,900.00       6,817,371.70      5.32295000%       210,325.35      30,240.44         240,565.79       6,607,046.35
B-1           7,089,300.00       4,677,404.28      4.91959654%       130,297.53      19,175.78         149,473.31       4,547,106.75
B-2           3,544,600.00       2,338,669.14      4.91959654%        65,147.85       9,587.76          74,735.61       2,273,521.29
B-3           2,126,800.00       1,403,227.86      4.91959654%        39,089.44       5,752.76          44,842.20       1,364,138.42
B-4           2,552,100.00       1,683,833.87      4.91959654%        46,906.23       6,903.15          53,809.38       1,636,927.64
B-5           1,559,600.00       1,028,998.56      4.91959654%        28,664.61       4,218.55          32,883.16       1,000,333.95
B-6           2,269,086.60       1,386,756.86      4.91959654%        38,630.49       6,170.77          44,801.26       1,331,179.50
R-1                  50.00               0.00      4.71017000%             0.00           0.00               0.00               0.00
R-2                  50.00               0.00      4.71017000%             0.00           0.00               0.00               0.00

         ----------------------------------------                 ------------------------------------------------------------------
   Total   $283,575,286.60     $68,291,409.37                     $2,357,177.41    $281,338.18      $2,638,515.59     $65,917,285.09

              Beginning                                                Ending
             Certificate          Principal          Interest       Certificate
 Class          Factor           Distribution      Distribution        Factor
-----------------------------------------------------------------------------------

A-I                0.17803739          8.6028964        0.6988220        0.1694345
A-II               0.26437937          4.6599366        1.1160797        0.2597194
A-III              0.20641669         13.0252899        0.8756678        0.1933914
A-IV               0.21178347          0.8854157        0.8205676        0.2108981
A-V                0.23368051          7.2093669        1.0365580        0.2264711
B-1                0.65978366         18.3794634        2.7048905        0.6414042
B-2                0.65978365         18.3794645        2.7048919        0.6414042
B-3                0.65978365         18.3794621        2.7048900        0.6414042
B-4                0.65978366         18.3794640        2.7048901        0.6414042
B-5                0.65978364         18.3794627        2.7048923        0.6414042
B-6                0.61115202         17.0246874        2.7194951        0.5866587
R-1                0.00000000          0.0000000        0.0000000        0.0000000
R-2                0.00000000          0.0000000        0.0000000        0.0000000

Delinquency Status
                              1 Month       2 Months     3+ Months        Foreclosure     Bankruptcy        REO          Total
                          -------------------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------------------
Loan Group 1
# of Loans                              4             1            0               0               3           0               8
Sched. Prin Bal in $           202,896.12     90,702.25         0.00            0.00      259,472.86        0.00      553,071.23

Loan Group 2
# of Loans                              3             0            2               1               2           0               8
Sched. Prin Bal in $           164,459.40          0.00    96,676.60      164,012.78      240,377.71        0.00      665,526.49

Loan Group 3
# of Loans                              0             0            0               0               1           0               1
Sched. Prin Bal in $                 0.00          0.00         0.00            0.00      558,683.12        0.00      558,683.12

Loan Group 4
# of Loans                              0             0            0               0               0           0               0
Sched. Prin Bal in $                 0.00          0.00         0.00            0.00            0.00        0.00            0.00

Loan Group 5
# of Loans                             11             0            0               0               1           0              12
Sched. Prin Bal in $           682,529.42          0.00         0.00            0.00       76,818.70        0.00      759,348.12

Total
# of Loans                             18             1            2               1               7           0              29
Sched. Prin Bal in $         1,049,884.94     90,702.25    96,676.60      164,012.78    1,135,352.39        0.00    2,536,628.96


REO Properties               Aggregate                        Proceeds                       Collateral
                            Liquidation                       Allocable                        Support                   Appraised
Loan Number                   Proceeds                      to Certificate                     Deficit                     Value
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
No REO Properties                    0.00                       0.00                            0.00                        0.00
No REO Properties                    0.00                       0.00                            0.00                        0.00


Advance Information                             Group 1      Group 2         Group 3         Group 4     Group 5           Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Monthly P&I Advances                               0.00         0.00            0.00            0.00        0.00            0.00
Compensating Interest Pmts                         0.00         0.00            0.00            0.00        0.00            0.00


Available Distribution Amount                                                           2,638,030.07

                                                                Current Period      Current Period
Collateral Information:                       Closing             Beginning             Ending
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Stated Principal Balance                      283,575,286.60        68,291,409.37      65,917,285.09
Actual Principal Balance                                                               66,103,274.46
Loan Count                                                                    830                815

Gross WAC                                                                                  5.321320%
Net WAC                                                                                    4.935070%


Servicing and Trustee Fees:
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer                         21,341.06
Trustee Fees                                                                                  640.24
Other Trust Expenses                                                                            0.00



        Additional Reporting Information

   Mortgage      Beg Loan      Beg Scheduled        Scheduled        Principal         Deferred
  Loan Group       Count          Balance           Principal       Prepayments        Interest
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
1                       329       $23,389,575.64      $97,548.89        $970,533.76          $0.00
2                       258        17,338,141.94       69,874.70         225,381.70           0.00
3                        47        12,046,983.65       41,344.84         678,872.51           0.00
4                        28         7,275,232.52       28,008.82           2,278.41           0.00
5                       168         8,241,466.25       34,101.90         209,232.01           0.00
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total                   830       $68,291,400.00     $270,879.15      $2,086,298.39          $0.00

                     Cash Deposit                                 Ending
   Mortgage          Amount Price           Ins Net Liquid       Schedule          Ending
  Loan Group        Purchased Loan             Proceeds           Balance        Loan Count
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
1                     $0.00                        $0.00     $22,321,492.99            320
2                      0.00                         0.00      17,025,938.67            255
3                      0.00                         0.00      11,326,766.30             46
4                      0.00                         0.00       7,244,945.29             28
5                      0.00                         0.00       7,998,132.34            166
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total                 $0.00                        $0.00     $65,917,275.59            815
